SCHEDULE 14A INFORMATION
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Highland Credit Strategies Fund

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HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(877) 665-1287

April 28, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Highland Credit Strategies Fund (the “Fund”) to be held at The Westin Galleria, Houston Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 3, 2011, at 8:00 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

R. Joseph Dougherty
President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2011
PROXY STATEMENT
PROPOSAL 1
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
ADDITIONAL INFORMATION

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(877) 665-1287

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2011

The Annual Meeting of Shareholders of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), will be held at The Westin Galleria, Houston Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 3, 2011, at 8:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1)	To elect Timothy K. Hui and Scott F. Kavanaugh as Class II Trustees of the Fund, each to serve for a three-year term expiring at the 2014 Annual Meeting or until his successor is duly elected and qualified; and

2)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Trustees recommend a vote for the above proposals. The close of business on April 18, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call 1-877-665-1287 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 3, 2011: Copies of these proxy materials, including the notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees

/s/  Ethan Powell
Ethan Powell
Secretary

April 28, 2011
Dallas, Texas

HIGHLAND CREDIT STRATEGIES FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(877) 665-1287

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 3, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at The Westin Galleria, Houston Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 3, 2011, at 8 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 28, 2011. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the adviser and the administrator to the Fund. The Fund’s principal executive office is located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 28, 2011. The Board of Trustees (the “Board”) has fixed the close of business on April 18, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 63,858,442.0000 shares of the Fund’s Common Shares, par value $0.001 per share, were issued and outstanding, and the Fund had not issued any Preferred Shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominees listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of Trustees referred to in this Proxy Statement and the Notice of Annual Meeting. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against each nominee.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at https://www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23. The Fund has engaged BNY Mellon Investment Service, 760 Moore Road, King of Prussia, PA 19406 to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an anticipated cost of $2,500. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

The Fund’s Board is composed of five Trustees. At the Annual Meeting, the holders of the Fund’s shares are being asked to elect Timothy K. Hui and Scott F. Kavanaugh as Class II Trustees of the Fund, to serve for a three-year term until the 2014 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Messrs. Hui and Kavanaugh are currently serving as Class II Trustees of the Fund and have agreed to continue to serve as Class II Trustees, if elected. If Messrs. Hui and Kavanaugh are not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominees as the Fund’s Nominating Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Classes I and II are each comprised of two Trustees, and Class III is comprised of one Trustee. James F. Leary and Bryan A. Ward are currently serving as Class I Trustees and were elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 4, 2010. Timothy K. Hui and Scott F. Kavanaugh are currently serving as a Class II Trustees and were last elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 6, 2008. Messrs. Hui and Kavanaugh will continue to serve as Class II Trustees if elected at the Annual Meeting. Mr. Dougherty is currently serving as a Class III Trustee and was elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 5, 2009. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings. However, all Trustees attended the Annual Meeting of Shareholders held on June 4, 2010.

Vote Required for Election of a Trustee

Assuming the presence of a Quorum, for Class II Trustees of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against each nominee.

THE BOARD, INCLUDING ALL OF THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES.

*          *          *

Qualifications and Additional Information about the Nominees for Trustee and Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for Trustee or each individual serving as a continuing Trustee of the Fund should be nominated or so serve, as well as each nominee’s and Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each nominee and continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. Each nominee’s and continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Other
				Number of	Directorships/	Experience,
				Portfolios in	Trusteeships	Qualifications,
			Principal	the Highland	Held	Attributes,
		Term of Office	Occupation(s)	Fund Complex[3]	During the	Skills
	Position(s) held	and Length of	During the Past	Overseen by	Past Five	for Board
Name (Age) Address[1]	with the Funds	Time Served[2]	Five Years	Trustee	Years	Membership

Class II — Nominees for the Fund (Non-Interested Trustees4)
Timothy K. Hui (62)	Trustee	3 year term (expiring at the 2011 annual meeting); Trustee since May 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	22	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

					Other
				Number of	Directorships/	Experience,
				Portfolios in	Trusteeships	Qualifications,
			Principal	the Highland	Held	Attributes,
		Term of Office	Occupation(s)	Fund Complex[3]	During the	Skills
	Position(s) held	and Length of	During the Past	Overseen by	Past Five	for Board
Name (Age) Address[1]	with the Funds	Time Served[2]	Five Years	Trustee	Years	Membership

Scott F. Kavanaugh (50)	Trustee	3 year term (expiring at the 2011 annual meeting); Trustee since May 2006 (inception).	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and Private investor since February 2004.	22	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.
Class I — Continuing Trustees for the Fund (Non-Interested Trustees4)
James F. Leary (81)	Trustee	3 year term (expiring at the 2013 annual meeting); Trustee since May 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	22	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.
Bryan A. Ward (56)	Trustee	3 year term (expiring at the 2013 annual meeting); Trustee since May 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	22	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Other
				Number of	Directorships/	Experience,
				Portfolios in	Trusteeships	Qualifications,
			Principal	the Highland	Held	Attributes,
		Term of Office	Occupation(s)	Fund Complex[3]	During the	Skills
	Position(s) held	and Length of	During the Past	Overseen by	Past Five	for Board
Name (Age) Address[1]	with the Funds	Time Served[2]	Five Years	Trustee	Years	Membership

Class III — Continuing Trustees for the Fund (Interested Trustees5)

R. Joseph Dougherty (40)	Trustee, Chairman of the Board, President and Chief Executive Officer	3 year term (expiring at the 2012 annual meeting); Trustee and Chairman of the Board since March 2006 (inception); President and Chief Executive Officer since December 2008.	Team Leader of the Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	22	None	Positions and experience at the Adviser; continuing service as President and Chief Executive Officer of the Fund; significant executive and financial experience.

[1]	The address of each Trustee is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The Fund’s Agreement and Declaration of Trust states that “an individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability.”

[3]	The “Highland Fund Complex” consists of the Fund, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Special Situations Fund, two series of Highland Funds I, each of which is advised by the Adviser, and 16 series of Highland Funds II, which are advised by an affiliate of the Adviser, Highland Funds Asset Management, L.P.

[4]	“Non-Interested” Trustees are those who are not “interested persons” of the Fund as described under Section 2(a)(19) of the 1940 Act.

[5]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

Information about the Fund’s Executive Officers

The Fund’s executive officers are Mr. Dougherty, Brian Mitts, Ethan Powell and Matthew S. Okolita. Set forth below are the names and certain biographical and other information for Messrs. Dougherty, Mitts, Powell and Okolita as reported by them to the Fund. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Principal
	Position(s) held	Term of Office and	Occupation(s) During
Name (Age) Address*	with the Fund	Length of Time Served	the Past Five Years

R. Joseph Dougherty (40)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since 2004; President and Chief Executive Officer since December 2008.	Team Leader of the Adviser since 2000; Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.
Brian Mitts (40)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010.	Senior Retail Fund Analyst of the Adviser since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.
Ethan Powell (35)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Principal
	Position(s) held	Term of Office and	Occupation(s) During
Name (Age) Address*	with the Fund	Length of Time Served	the Past Five Years

Matthew S. Okolita (29)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010.	Chief Compliance Officer of the Adviser and Cummings Bay Capital Management, L.P. since May 2010; Chief Compliance Officer of Highland Capital Management Europe, LTD. (an FSA-registered adviser) and certain other investment advisers affiliated with the Adviser since June 2010; Compliance Manager of the Adviser from March 2008 to May 2010; Legal Associate at NewStar Finanical Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.

*	The address of each Officer is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen
	Dollar Range of	by Board Member in
	Shares of the	Highland Family of
Name of Board Member	Fund*	Investment Companies**

R. Joseph Dougherty	over $100,000	over $100,000
Timothy K. Hui	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh	$10,001 - $50,000	$10,001 - $50,000
James F. Leary	$10,001 - $50,000	$10,001 - $50,000
Bryan A. Ward	$1 - $10,000	$1 - $10,000

*	Based on market value as of March 31, 2011.

**	Based on market value as of March 31, 2011. “Family of Investment Companies” consists the Fund, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Special Situations Fund, the two series of Highland Funds I, each of which is advised by the Adviser, and the 16 series of Highland Funds II, which are advised by an affiliate of the Adviser, Highland Funds Asset Management, L.P.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

		Amount and
		Nature of
	Name of	Beneficial	Value of	Percent of
Title of Class	Beneficial Owner	Ownership*	Securities	Class

Common Shares	R. Joseph Dougherty	13,660 shares	$102,536[1]	0.02%
Common Shares	Timothy K. Hui	372 shares	$2,794	0.00%
Common Shares	Scott F. Kavanaugh	4,314 shares	$32,436	0.01%
Common Shares	James F. Leary	3,215 shares	$24,145	0.01%
Common Shares	Bryan A. Ward	110 shares	$826	0.00%
Common Shares	Brian Mitts	2,716 shares	$20,397[2]	0.00%
Common Shares	Ethan Powell	135 shares	$1,014[3]	0.00%
Common Shares	Matthew Okolita	0 shares	$0	0.00%

*	Based on market value as of March 31, 2011. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

[1]	Mr. Dougherty’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[2]	Mr. Mitts’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[3]	Mr. Powell’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

As of March 31, 2011, the Trustees and officers of the Fund, as a group owned 0.04% of the Fund’s outstanding Common Shares.

As of March 31, 2011, none of the Non-Interested Trustees or their immediate family members own beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Chairman of the Board, R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Fund, and as such he participates in the oversight of the Fund’s day-to-day business affairs. The Board believes that Mr. Dougherty’s role as both Chairman of the Board and President and Chief Executive Officer of the Fund facilitates communications between the Adviser and the Board and helps to enhance the remaining Trustees’ understanding of the operations of the Adviser and the Fund. Mr. Dougherty is an “interested person” of the Fund (an “Interested Trustee”) because of his position with the Adviser. The Trustees meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ending on December 31, 2010, the Board convened 17 times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

The Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Fund’s Audit Committee is responsible for (1) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence, and the performance of the Fund’s internal audit function and independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at https://www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23. The Audit Committee met five times in fiscal year 2010. The members of the Fund’s Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of the Fund has determined that Mr. Leary is an “audit committee financial expert,” for purposes of the federal securities laws. Mr. Kavanaugh acts as Chairman of the Audit Committee.

The Nominating Committee.  The Fund’s Nominating Committee is responsible for identifying individuals qualified to serve as Trustees of the Fund and either selecting or recommending Board nominees for election or appointment. A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at https://www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23.

The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Nominating Committee considers appropriate in the context of the needs of the Board.

The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Nominating Committee generally considers the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees’ attributes.

The Nominating Committee met one time in fiscal year 2010. The members of the Nominating Committee are Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Litigation Committee.  The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met eight times in fiscal year 2010. The members of the Litigation Committee are Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Securities and Exchange Commission (“SEC”) on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year 2010. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Fund does not have a Compensation Committee.

The Fund does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Adviser’s role in the operation of the Fund’s business; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are

“interested persons” of the Fund; and (iv) Mr. Dougherty’s additional role with the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management.  The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board’s Audit Committee also meets regularly with the Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Each Non-Interested Trustee of the Fund receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Non-Interested Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

	Aggregate	Pension or		Aggregate
	Compensation	Retirement Benefits		Compensation
	From the Fund	Accrued as		from Highland Fund
	for the	Part of the	Estimated Annual	Complex for the
	Fiscal Year Ended	Fund’s	Benefits Upon	Fiscal Year Ended
Name of Board Member	December 31, 2010	Expense	Retirement	December 31, 2010

Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Non-Interested Trustees
Timothy K. Hui	$37,541	$0	$0	$150,000
Scott F. Kavanaugh	$37,541	$0	$0	$150,000
James F. Leary	$37,541	$0	$0	$150,000
Bryan A. Ward	$37,541	$0	$0	$150,000

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of March 31, 2011:

		Amount and
		Nature of
	Name and Address of	Beneficial
Title of Class	Beneficial Owner	Ownership	Percent of Class

Common Stock	CEDE & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	62,350,049 shares	97.6%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange (“NYSE”). Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. To the Fund’s knowledge, based solely upon the Fund’s reviews of the copies of such forms they receive and written representations from such persons, during the fiscal year ended December 31, 2010, Brian Mitts and Ethan Powell failed to file a timely Form 3 report upon becoming officers of the Fund. Such Form 3s were filed after the fiscal year end.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 21, 2011, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of the Non-Interested Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Representatives of PwC will not be present at the Annual Meeting. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2010, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser that is compatible with maintaining PwC’s independence.

Fiscal Year Ended	2009[1]	2010[1]

Audit Fees paid by Fund	$90,000	$135,000
Audit-Related Fees paid by Fund	$8,500[2]	$35,000[2]
Tax Fees paid by Fund	$6,000[3]	$15,000[3]
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$657,000	$652,504

[1]	For the fiscal years ended December 31, 2009 and December 31, 2010.

[2]	Services to the Fund consisted of a review of a semi-annual regulatory filing.

[3]	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated December 31, 2010 with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described December 31, 2010 audited financial statements with management and with PwC. The Committee has also discussed with PwC the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2010 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2012 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 30, 2011 for inclusion in the Fund’s proxy statement and proxy card relating to the 2012 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2012 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 15, 2012, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Fund at 1-877-665-1287 or write the Fund c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and the Fund will furnish separate mailings, in accordance with instructions.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management, L.P., NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the

Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Copies of the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010 are available upon request, without charge, by writing the Fund at 101 Sabin Street, Pawtucket, Rhode Island 02860, or by calling toll-free 1-877-665-1287.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas
April 28, 2011

Highland Credit Strategies Fund WO# 98716 FOLD AND DETACH HERE IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.Ple ase mark your votes as indicated n i this example X The Board of Trustees recommends a vote FOR the below Proposal. A. Voting ItemsFOR WITHHOLD ALL FOR ALL *EXCEPTIONS 1.Election of Cla ss II Trustees, each2. In their discretion, on such other business as may properly come before the Annual to serve for a three-year termMeeting and any adjo urnments or postponements thereof. expiring at the 2014 Annual Meeting, or until his successor is duly elected and quali fied.B. Non-Voting Items 01. — Mr. Tim othy K. Hui 02. — Mr. Scott F. KavanaughIF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE (INSTRUCTIONS: To withhold authority to vote for any individual nominee,REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE mark the “Exceptions” box above and write that nominee’s name in thePROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME space provided below.)BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS *Exceptio ns___OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS. Mark Here for Address Change RESTRICTED AREA — SCAN LINEor Comments SEE REVERSE C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as names appear on this proxy. If shares are held jo in tly , each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please giv e full title. SignatureSignatureDate

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materia ls, investment plan statements, tax documents and more. Sim ply lo g on to Investor ServiceDirect® at www.b nymello n.com/shareowner/equityaccess where step-by-step instructions wil l prompt you through enrollment. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2011. You may obtain a copy of the proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and related soliciting material without charge by visiting https:// www.hcmlp.com/Retail/ClosedEndFunds/Literature.aspx?fundid=23 FOLD AND DETACH HERE PROXY — HIGHLAND CREDIT STRATEGIES FUND ANNUAL MEETING OF SHAREHOLDERS — JUNE 3, 2011 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES The undersigned holder of shares of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints [Brian Mitts and Ethan Powel ], and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The Westin Galleria, Houston Room, 13340 Dallas Parkway, Dallas, TX, 75240, on Friday, June 3, 2011, at 8:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess f i personally present, in accordance with the n i structions of this proxy. The undersigned holder hereby acknowle dges receipt of the accompanying Notice of Annual Meeting and Proxy Statement. The execution of this proxy is not in tended to, and does not, revoke any prio r proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities la ws, of any proxy previously granted specifically n i connectio n with the voting of the shares subject hereto. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 RESTRICTED AREA — SCAN LINE WO# (Continued and to be marked, dated and signed, on the other side)98716 RESTRICTED AREA — SIGNATURE LINE PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711 SIGNATURE:___DATE:___ (THIS BOXED AREA DOES NOT PRINT)